Property And Equipment, Net	12 Months Ended
Dec. 31, 2010
Property And Equipment, Net
Property And Equipment, Net
Note 5 — Property and Equipment, Net

Property and equipment as of December 31, 2010 and 2009 was as follows:

		December 31,
	Life	2010	2009
Manufacturing equipment	3-5 years	$2,029,000	$2,115,000
Research equipment	5 years	91,000	91,000
Computer equipment	3-4 years	60,000	62,000
Furniture and fixtures	7 years	39,000	39,000
Property and equipment, gross		2,219,000	2,307,000
Less: accumulated depreciation		2,111,000	2,097,000
Property and equipment, net		$108,000	$210,000

The Company contracts with a contract manufacturer ("CM") to manufacture the Company's ESRD therapy products. The Company owns certain manufacturing equipment located at CM's manufacturing plant.

Depreciation expense for the years ended December 31, 2010 and 2009 was approximately $129,000 and $231,000, respectively, including amortization expense relating to research and development assets.